Exhibit 99.2

ʱʡ  ʣ 1 BrainStorm Cell Therapeutics US clinical trial BCT - 001 - US A Phase 2, Randomized, Double Blind, Placebo Controlled Multicenter Study to Evaluate Safety and Efficacy of Transplantation of Autologous Mesenchymal Stem Cells Secreting Neurotrophic Factors in Patients With Amyotrophic Lateral Sclerosis Presented by: James D. Berry, MD, MPH and Robert H. Brown, MD, DPhil

ʱʡ  ʣ The MSC - NTF cells ( NurOwn ® ) Technology MSC - NTF cells are transplanted back into the patient by IT and/or IM administration MSC are induced to differentiate MSCs are expanded ex - vivo Bone marrow is harvested and MSCs are isolated from the total bone marrow population 2

ʱʡ  ʣ Bone marrow - derived MSC - NTF cells of ALS cases show enhanced growth factor secretion in - vitro 3 Individual participant Individual participant Individual participant Individual participant GDNF BDNF VEGF HGF

ʱʡ  ʣ 4 Recruitment BMA Transplantation End of Study 0 2 3 9 months BMA: Bone Marrow Aspiration ↓ : Monthly visits Cohort Number of Subjects Route of Administration Number of I njection Sites Site of Administration Dose Early ALS 6 Intramuscular (IM) 24 Biceps and triceps muscles 1 x 10 6 cells/site Advanced ALS 6 Intrathecal (IT) 1 Cerebrospinal fluid (CSF) 1 x 10 6 cells/kg Study 1 Study 2 Pilot studies of MSC - NTF in ALS showed safety and possible benefit Cohort Number of Subjects Route of Administration Number of I njection Sites Site of Administration Dose Low 4 IM + IT 24 1 Biceps and triceps CSF 1 x 10 6 cells/ site 1 x 10 6 cells/kg Medium 6 IM + IT 24 1 Biceps and triceps CSF 1.5 x 10 6 cells/site 1.5 x 10 6 cells/kg High 4 IM + IT 24 1 Biceps and triceps CSF 2 x 10 6 cells/site 2 x 10 6 cells/kg

ʱʡ  ʣ 5 BCT - 001 - US Clinical Trial of MSC - NTF in ALS Principal Investigators Medical Center Professor Robert H. Brown Dr. Ayo Owegi Professor Merit Cudkowicz Dr. James Berry Professor Anthony Windebank Dr. Nathan Staff Three clinical trial sites:

ʱʡ  ʣ • 48 participants (16 per site) • Randomized 3:1 • Intervention – IM: 24 injections (12 into R biceps, 12 into R triceps); 2 million cells each – IT: 125 million cells in 4mL • Inpatient Observation for 48 hours • Evaluators remained blinded . Different Unblinded team delivered cells/placebo. 6 - 12 - 16 wks Screening (V 1 ) - 3 - 5 wks BMA (V 4 ) 0 Trans plantation (V 5 ) 24 - 26 wks End of Study (V 10 ) BMA: Bone Marrow Aspiration ↓ Monthly visits ~ 9 - 10 months CSF collection ( V 6 ) BCT - 001 - US Clinical Trial Study D esign

ʱʡ  ʣ 7 » Primary: » Safety and tolerability » Secondary: » ALSFRS - R » Slow vital capacity (SVC) » Exploratory: » Muscle strength (HHD ) » CSF Biomarkers (added after the 1 st 8 participants) BCT - 001 - US Clinical Trial of MSC - NTF in ALS Endpoints

ʱʡ  ʣ RESULTS 8

ʱʡ  ʣ Baseline Characteristics were balanced 9 Disposition/Demographics MSC - NTF (N=36 ) Placebo (N=12 ) Male (%) 25 (69.4) 10 (83.3) Mean Age (SD) 50.3 (11.9) 53.5 (9.11) * ITT analyses included all participants El Escorial Criteria Possible 3 (8.3) 1 (8.3) Laboratory - Supported Probable 5 (13.9) 1 (8.3) Probable 16 (44.4) 7 (58.3) Definite 12 (33.3) 3 (25.0) Months Since ALS Diagnosis – Mean (SD) 9 (5.6) 9 (4.6) Months Since first symptom – Mean (SD) 18 (3.8) 17 (3.1) Completed* 33 (91.7) 10 (83.3) Discontinued Follow - up 3 (8.3) 2 (16.7) Ref. Tables 14.1.1.1, 14.1.2.2

ʱʡ  ʣ Treatment with Cells Appears Safe and Tolerable » No deaths » No treatment - related SAEs » No AEs led to dropouts » Common Adverse Events (Most Mild/mod severity): » Post - therapy SAEs related to disease progression (e.g. G - tubes) were more frequent in the MSC - NTF cells group. 10 Ref. Table 14.3.1.2 Adverse Event MSC - NTF (%) Placebo (%) Headache and Procedural Headache 80.6 66.7 Back Pain 72.2 8.3 Pyrexia 33.3 0 Arthralgia 33.3 0 Injection Site Pain 27.8 8.3 Constipation 25 8.3 Pain in Extremity 22.2 0 Neck Pain 19.4 0 Myalgia 16.7 0 Cough 16.7 0 Nausea 16.7 0

ʱʡ  ʣ Safety Conclusions Carlayne E. Jackson, MD, FAAN, Professor of Neurology and Otolaryngology, Chief Medical Officer - UT Medicine San Antonio, University of Texas Health Science Center who served as the chair of the Data Safety Monitoring Board on this study: " Patients in the Brainstorm study tolerated treatment extremely well and there were no serious adverse events related to therapy. The safety profile certainly provides the opportunity to continue to study this approach to ALS treatment" 11 BrainStorm's press release, July 18 th 2016

ʱʡ  ʣ Pre - specified ALSFRS - R efficacy analyses in Statistical Analysis Plan 12 » Mean change in slope pre - vs post - treatment » Responder Analysis (% of subjects with slowing post - tx ) » Subgroup analyses ▪ Excluding slow progressors ▪ “Slow” defined as ≤ 2 points decline in ALSFRS - R from screening to baseline ▪ Baseline SVC ≥ 7 0% » Two - sided alpha = 0.20 for analyses of means and one - sided 0.10 for responder analyses

ʱʡ  ʣ 13 p - values using one - sided Fishers Exact Test Given the exploratory nature of this study, statistical significance was defined as a one - sided p value < 0.1 (these p - values are highlighted in red above). In order to see trends in the data p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange 18 of 36 4 of 11 17 of 36 1 of 11 8 of 36 1 of 11 8 of 36 0 of 12 7 of 36 0 of 12 4 of 36 0 of 12 T P T P T P T P T P T P 2wks 4wks 8wks 12wks 16wks 24wks More people in the cell therapy group were responders (Point improvement on ALSFRS - R) 0% 10% 20% 30% 40% 50% 60% 2wks 4wks 8wks 12wks 16wks 24wks % of patients with ≥ 1.5 points change/month ALSFRS - R ≥ 1.5 points improvement/month in post - treatment slope compared to pre - treatment slope MSC-NTF Placebo 4 17 8 1 8 7 0 0 0 4 1 18 p= 0.02 p= 0.08 p= 0.11 Ref. Table 14.2.1.28

ʱʡ  ʣ 14 More people in the cell therapy group were responders (Halt of ALSFRS - R decline or improvement) 26 of 35 5 of 11 19 of 35 4 of 11 12 of 35 4 of 11 10 of 35 1 of 12 7 of 35 0 of 12 4 of 35 0 of 12 T P T P T P T P T P T P 2wks 4wks 8wks 12wks 16wks 24wks T – Treatment; P – Placebo one - sided p value <0.1 (these p - values are highlighted in red above ) p - values that are ≥ 0.1 and < 0.2 are also highlighted in orange 0% 10% 20% 30% 40% 50% 60% 70% 80% 2wks 4wks 8wks 12wks 16wks 24wks % of patients with 100 % improvement ALSFRS - R 100 % improvement in post - treatment slope compared to pre - treatment slope MSC-NTF Placebo 26 5 19 4 12 4 10 1 7 0 4 0 p= 0.1504 p= 0.1069 p= 0.0813 Ref. Table 14.2.1.26

ʱʡ  ʣ Excluding slow progressors Many more people in the cell therapy group were responders (Halt of ALSFRS - R decline or improvement) 15 p - values are one - sided from Fisher's Exact test one - sided p value < 0.1 considered significant (exploratory study) 0% 10% 20% 30% 40% 50% 60% 70% 80% 2 Wks 4 Wks 8 Wks 12 Wks 16 Wks 24 Wks % responders ≥ 100 % ALSFRS - R slope ≥ 100 % improvement on ALSFRS - R MSC-NTF Placebo p= 0.005 p= 0.03 p= 0.123 Ref. Table 14.2.11.2

ʱʡ  ʣ 16 0 10 20 30 40 50 60 70 80 2 Wks 4 Wks 8 Wks 12 Wks 16 Wks 24 Wks % responders ≥ 0 ALSFRS - R score Responder analysis on ≥ 0 change in ALSFRS - R Total score Excluding Slow Progressors (pre - treatment change ≥ - 2 ) MSC-NTF Placebo p= 0.005 0 10 20 30 40 50 60 70 80 2 Wks 4 Wks 8 Wks 12 Wks 16 Wks 24 Wks % responders ≥ 1 ALSFRS - R score Responder analysis on ≥ 1 change in ALSFRS - R Total score Excluding Slow Progressors (pre - treatment change ≥ - 2 ) MSC-NTF Placebo p= 0.038 p= 0.038 Ref Table: 14.2.11.4 Responder analysis on change in ALSFRS - R score excluding slow progressors

ʱʡ  ʣ ALSFRS - R Slope Improved Following Cell Therapy 17 -1 -0.5 0 0.5 1 1.5 2 -12wks 2wks 4wks 8wks 12wks 16wks 24wks Mean change in ALSFRS - R slope Treatment Placebo Post - treatment - pre treatment slope Pre - treatment Ref. Tables 14.2.1.1 14.2.1.4., 14.2.1.5, 14.2.1.6, 14.2.1.10, 14.2.1.11

ʱʡ  ʣ Excluding slow progressors Cell therapy produced more marked improvement of ALSFRS - R slope of decline 18 15 treated at all time - points. 5 placebo at weeks 2, 4 and 8 and 6 placebo at weeks 12, 16 and 24 -2 -1 0 1 2 3 4 Pre Transpl. 2 Wks 4 Wks 8 Wks 12 Wks 16 Wks 24 Wks Mean change in ALSFRS - R slope MSC-NTF Placebo Change from post - treatment to pre - treatment Pre - treatment p= 0.02 p= 0.03 Ref. Table 14.2.11.1 .

ʱʡ  ʣ Cerebrospinal Fluid (CSF) analyses 19 » Analyses of the CSF (to which the cells were injected) confirm the presence of the cells and their biological activity » A significant increase in neurotrophic factors (secreted by the cells) and decrease in inflammatory factors, was observed post - transplant in the treated group only, providing a biological mechanism supporting the observed clinical effect

ʱʡ  ʣ 20 Cell therapy increased levels of neurotrophic factors in CSF MSC - NTF n = 26 Placebo n = 9 Average “ SEM * p< 0.05 ** p< 0.01 *** p< 0.001 0 100 200 300 400 500 600 700 800 900 1000 pg/ml VEGF V5 V6 * 0 100 200 300 400 500 600 700 800 900 1000 pg/ml VEGF V5 V6 0 100 200 300 400 500 600 pg/ml HGF V5 V6 ** 0 100 200 300 400 500 600 pg/ml HGF V5 V6 0 2 4 6 8 10 12 14 16 18 pg/ml LIF V5 V6 *** 0 100 200 300 400 500 600 700 800 pg/ml LIF V5 V6 Hepatocyte growth factor (HGF ) a growth factor acting on the liver has protective effects on Motor Neurons (MN) in vitro and in vivo. HGF was found to reduce MN degeneration and increase survival in rodent models of ALS. Leukemia inhibitory factor ( LIF) is a multifunctional cytokine that exert different effects on different cell types. LIF was shown to support MN survival in - vitro and to reduce MN loss following nerve damage Vascular endothelial growth factor (VEGF) induces endothelial cell growth and angiogenesis. In animal models of ALS, VEGF treatment leads to improvement of motor functions, protection of MNs and increase in survival pg /ml pg /ml pg /ml pg /ml pg /ml pg /ml

ʱʡ  ʣ Cell therapy decreased some inflammatory markers in CSF 21 Average “ SEM ** p<0.01 *** p< 0.001 Monocyte chemoattractant protein - 1 ( MCP - 1 ), induces chemotaxis of macrophages and microglia, leading to pathological microgliosis and inflammatory activation Macrophage Inflammatory Proteins (MIP) belong to the family of chemotactic cytokines. Stromal cell - derived factors 1 - ( SDF - 1 ) is a small cytokine which activates leukocytes and microglia C - reactive protein (CRP) is a liver produced protein widely used as an inflammation marker 0 200 400 600 800 1000 1200 1400 1600 pg/ml CRP V5 V6 0 200 400 600 800 1000 1200 1400 1600 pg/ml CRP V5 V6 0 5 10 15 20 25 30 35 40 45 50 pg/ml MCP - 1 V5 V6 *** 0 5 10 15 20 25 30 35 40 45 50 pg/ml MCP - 1 V5 V6 0 50 100 150 200 250 pg/ml SDF - 1 V5 V6 ** 0 50 100 150 200 250 pg/ml SDF - 1 V5 V6 0 1 2 3 4 5 6 7 8 9 10 pg/ml MIP - 1 b V5 V6 0 1 2 3 4 5 6 7 pg/ml MIP - 1 b V5 V6 MSC - NTF n = 26 Placebo n = 9 pg /ml pg /ml pg /ml pg /ml pg /ml pg /ml pg /ml pg /ml

ʱʡ  ʣ Conclusions 22 » Achieved primary objective - MSC - NTF cells safe and well tolerated . » Related AEs almost exclusively mild/moderate : » L ocal discomfort and systemic reactions following transplant » Clinical meaningful changes in ALSFRS - R » Statistically significant in pre - specified subgroup of rapid progressors » Encouraging CSF biomarker profile (  NTF  inflammatory markers) . » Next Step : Larger confirmatory trial with repeat dosing

בס"ד

brainstorm cell therapeutics

## BrainStorm:

Chaim Lebovits
Yael Gothelf PhD
Revital Aricha PhD
Yossef Levy PhD
Munish Mehra PhD

Eldad Melamed MD
Dani Offen PhD

## UMass:

Robert Brown, MD
Ayo Owegi, MD
Cat Doughtright
Diane McKenna-Yasek
Colin Quinn, MD

## Mass General:

Merit Cudkowicz, MD
James Berry, MD
Melissa Arnold
Katie Tee
Julia Yasek
Mark Levine-Weinberg
Tom Spitzer, MD
Ala Nozari, MD
Karen Snow

## Mayo Clinic:

Anthony Windebank
Nathan Staff
Eric Sorenson MD
Lyell Jones MD
William Litchy MD
Michelle Mauermann MD
Nicolas Madigan MD PhD
Michelle Turner
Carol Denny
Jane Meyer
Allan Dietz PhD
Dennis Gastineau MD


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